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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2006

                         ADVANCED MATERIALS GROUP, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                      0-16401                   33-0215295
(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)

   3303 LEE PARKWAY, SUITE 105, DALLAS, TEXAS                      75219
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (682) 605-1000


                                 NOT APPLICABLE.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS


         On March 6, 2006, the board of directors of Advanced Materials Group, Inc., a Nevada corporation (the "Company"), elected John Sawyer to fill the last remaining vacancy on the Company's board of directors.

         Mr. Sawyer would normally be entitled to an option to purchase 20,000 shares of the Company's common stock upon appointment to the board of directors, but the Company and Mr. Sawyer have agreed to defer that option grant until the Company has filed all of its periodic reports, at which point the options will be granted with an exercise price of the fair market value of the shares on the date of grant, and otherwise in accordance with the Company's previously disclosed director compensation policy.

         The board of directors does not currently intend to appoint Mr. Sawyer to any of the committees of the Company's board of directors.

         Other than the normal director compensation program of the Company to which all non-employee directors are entitled, Mr. Sawyer is not a party to any arrangement or understanding with the Company, or any officer or other director of the Company.

         Mr. Sawyer is Chairman and President of Penhall Company. He joined Penhall Company in 1978 as the Estimating Manager of the Anaheim Division. In 1980, Mr. Sawyer was appointed Manager of Penhall's National Contracting Division, and in 1984, he assumed the position of Vice President and became responsible for managing all construction services divisions. Mr. Sawyer has been President of Penhall since 1989, and Chairman since 1998. Mr. Sawyer is also a director and member of the audit committee for H&E Equipment Services, Inc.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 8, 2006                  ADVANCED MATERIALS GROUP, INC.


                                     By:          /s/ WILLIAM G. MORTENSEN
                                           -------------------------------------
                                                    William G. Mortensen
                                           President and Chief Financial Officer


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